SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

DWS ESG Global Bond Fund
The fund’s Board of Directors has approved a proposal by DWS Investment Management Americas, Inc. (DIMA), the fund’s investment advisor, to terminate the sub-advisory agreement between DIMA and DWS International GmbH, an affiliate of DIMA and a direct, wholly-owned subsidiary of DWS Group, effective on or about May 16, 2019.
Effective on or about May 16, 2019, the Statement of Additional Information is supplemented as follows:
DWS International GmbH will no longer serve as subadvisor to the fund and all disclosure and references to DWS International GmbH as the fund's subadvisor are hereby deleted.
Please Retain This Supplement for Future Reference
May 17, 2019
SAISTKR-18